Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report of Content Checked Holdings, Inc.(the "Company")  on Form 10-Q for the period ended December 31, 2014 as filed with the Securities  and  Exchange  Commission  on the date  hereof (the  "Report"), I, Yan Wang, the Chief Executive Officer and Chief Financial Officer of the Company, , hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2015

/s/ Yan Wang
Yan Wang, President,
Chief Executive Officer and
Chief Financial Officer